UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	November 13, 2006

THE CHILDREN'S PLACE RETAIL STORES, INC.
__________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(201) 558-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Children's Place Retail Stores, Inc. (the “Company”) announced on November 13, 2006 that it will delay the release of its preliminary third quarter 2006 financial results, originally planned for November 16, 2006, pending the completion of the investigation being conducted by outside counsel into the Company's stock option practices. The Company also stated that while the investigation into its stock option grant practices has been progressing, at the recent request of the Audit Committee, the Company's outside counsel is performing additional analysis of various stock option grants to determine whether they impact the conclusions announced by the Company on September 7, 2006.

A copy of the Company’s press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

99.1	Press Release dated November 13, 2006.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC.

By:	/s/ Susan Riley
Name: Susan Riley, Senior Vice President, Chief Financial Officer

Dated: November 15, 2006